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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018 (May 29, 2018)

Arbor Realty Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND
(STATE OF INCORPORATION)

001-32136 (COMMISSION FILE NUMBER)	20-0057959 (IRS EMPLOYER ID. NUMBER)
333 Earle Ovington Boulevard, Suite 900 Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

        On May 15, 2018, Arbor Realty Trust, Inc. (the "Company") completed the issuance and sale of $25.0 million aggregate principle amount of its 5.625% Senior Notes due 2023 (the "Reopened Notes") pursuant to a purchase agreement, by and among the Company, Arbor Realty Limited Partnership and Sandler O'Neill + Partners, L.P., as initial purchaser. The Reopened Notes are a further issuance of, are fully fungible with, and rank equally in right of payment with and form a single series with the $100.0 million principal amount of 5.625% Senior Notes due 2023 initially issued by the Company on March 13, 2018 (the "Initial Notes" and, together with Reopened Notes, the "Original Notes"). Following the offering, the aggregate outstanding principal amount of the Original Notes is $125.0 million.

        The Original Notes were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). In connection with the issuances of the Original Notes, the Company entered into registration rights agreements, pursuant to which the Company, among other things, agreed to use commercially reasonable efforts to file a registration statement with the U.S. Securities and Exchange Commission relating to an offer to exchange (the "Registration Statement") the Original Notes for a like aggregate principal amount of registered notes (the "Exchange Offer").

        In connection with the anticipated filing of Amendment No. 1 to a Registration Statement on Form S-4 relating to the Exchange Offer, the Company is filing this Current Report on Form 8-K to retrospectively reclassify certain previously reported financial information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, originally filed on February 23, 2018 (the "2017 10-K"), to reflect the impact of Accounting Standards Update 2016-18, Statement of Cash Flows: Restricted Cash, as if it was adopted by the Company as of December 31, 2017. Exhibit 99.1 to this Current Report is incorporated by reference herein and includes updates only to the extent necessary to reflect the retrospective reclassification made to information in the following Items of the 2017 10-K:

  •
  Updated Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and

  •
  Updated Part II, Item 8. Financial Statements and Supplementary Data.

        This Current Report on Form 8-K does not reflect events occurring after the Company filed the 2017 10-K and does not update the disclosures therein, other than to illustrate the changes described above.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Exhibit
23.1	Consent of Ernst & Young LLP
23.2	Consent of Richey, May & Co., LLP
99.1
Retrospective revisions to the following portions of Arbor Realty Trust, Inc's Annual Report on Form 10-K for the year ended December 31, 2017, as originally filed with the Securities and Exchange Commission on February 23, 2018: Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.
By:	/s/ PAUL ELENIO
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: May 29, 2018

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE